UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2016

iSign Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19301	94-2790442
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

275 Shoreline Drive, Suite 500
Redwood Shores, CA 94065-1413
(Address of principal executive offices)

(650) 802-7888
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2016, iSign Solutions Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-1,250 reverse split of the Company’s outstanding shares of common stock.  The reverse split became effective on January 22, 2016.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Company’s common stock began trading on the OTCQB on a post-reverse split basis on January 22, 2016. Immediately following the effectiveness of the reverse split of the Company’s outstanding shares of common stock, there were 187,246 shares of common stock issued and outstanding.  The new CUSIP number for the Company’s post reverse split common stock is 46436A 203.

Item 5.07

On January 20, 2016, the Company held its Special Meeting of Stockholders (the “Special Meeting”).  At the Special Meeting, our stockholders voted on (i) an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock in a range of not less than 1-for-750 and not more than 1-for-1,250, (ii) amendments to each of the certificate of designation for each series of our preferred stock to, among other things, (a) automatically convert the respective series of our preferred stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares our common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the respective series of our preferred stock, and (iii) a Second Amended and Restated Certificate of Incorporation which will integrate the then-in-effect provisions of our Amended and Restated Certificate of Incorporation and further amend those provisions by, among other things, decreasing our authorized common stock and preferred stock.

As of the close of business on December 28, 2015, the record date for the Special Meeting, there were 234,307,542 shares of our common stock, 928,657 shares of our Series A-1 Cumulative Convertible Preferred Stock (the “Series A-1 Preferred Stock”), 13,190,948 shares of our Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”), 5,356,258 shares of our Series C Participating Convertible Preferred Stock (the “Series C Preferred Stock”), 7,877,863 shares of our Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) and 6,223,488 shares of our Series D-2 Convertible Preferred Stock (the “Series D-2 Preferred Stock” and together with the Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D-1 Preferred Stock, the “Preferred Stock”) issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, holders of a total of 200,320,878 shares of our common stock were present, in person or by proxy, which represented 85.49% of the shares of common stock entitled to vote and 85.49% of the voting power of the shares of common stock; holders of a total of 928,657 shares of our Series A-1 Preferred Stock, which shares are entitled to an aggregate of 6,633,264 votes on an as-converted basis, were present, in person or by proxy, which represented 100% of the voting power of the shares of Series A-1 Preferred Stock; holders of a total of 9,712,993 shares of our Series B Preferred Stock, which shares are entitled to an aggregate of 224,318,545 votes on an as-converted basis, were present in person or by proxy, which represented 73.63% of the voting power of the shares of Series B Preferred Stock; holders of a total of 4,700,062 shares of our Series C Preferred Stock, which shares are entitled to an aggregate of 208,891,644 votes on an as-converted basis, were present in person or by proxy, which represented 87.75% of the voting power of the shares of Series C Preferred Stock; holders of a total of 6,464,557 shares of our Series D-1 Preferred Stock, which shares are entitled to an aggregate of 287,313,644 votes on an as-converted basis, were present in person or by proxy, which represented 82.06% of the voting power of the shares of Series D-1 Preferred Stock; and holders of a total of 4,815,952 shares of our Series D-2 Preferred Stock, which shares are entitled to an aggregate of 96,319,040 votes on an as-converted basis, were present in person or by proxy, which represented 77.38% of the voting power of the shares of Series D-2 Preferred Stock. The vote totals herein are presented on an as-converted basis with respect to our Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, Series D-2 Preferred Stock and combined Preferred Stock.  The tables below set forth information regarding the results of the voting at the Special Meeting.

Proposal 1: The voting tabulation for the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock in a range of not less than 1-for-750 and not more than 1-for-1,250 (shares of our common stock voted separately as a single class; shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our common stock and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common Stock	181,618,400	18,439,504	262,974	0
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	207,471,022	0	1,420,622	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Common Stock and Preferred Stock	1,003,673,915	18,439,504	1,683,596	0

Proposal 2:  The voting tabulation for the approval of an amendment to the Company’s Third Amended and Restated Certificate of Designation of the Series A-1 Cumulative Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series A-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of the Company’s common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the Company’s Series A-1 Preferred Stock (shares of our Series A-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series A-1 Preferred Stock	6,633,264	0	0	0
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	202,271,466	0	6,620,178	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	816,855,959	0	6,620,178	0

Proposal 3: The voting tabulation for the approval of an amendment to the Company’s Second Amended and Restated Certificate of Designation of the Series B Participating Convertible Preferred Stock to (a) automatically convert each share of Series B Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of the Company’s common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the Company’s Series B Preferred Stock (shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	202,271,466	0	6,620,178	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	816,855,959	0	6,620,178	0

Proposal 4: The voting tabulation for the approval of an amendment to the Company’s Amended and Restated Certificate of Designation of the Series C Participating Convertible Preferred Stock to, among other things, (a) automatically convert each share of Series C Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of the Company’s common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the Company’s Series C Preferred Stock (shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	207,471,022	0	1,420,622	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	822,055,515	0	1,420,622	0

Proposal 5: The voting tabulation for the approval of an amendment to the Company’s Certificate of Designation of the Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) to, among other things, (a) automatically convert each share of Series D-1 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of the Company’s common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the Company’s Series D-1 Preferred Stock (shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	202,271,466	0	6,620,178	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	816,855,959	0	6,620,178	0

Proposal 6:  The voting tabulation for the approval of an amendment to the Series D Certificate of Designation to, among other things, (a) automatically convert each share of Series D-2 Preferred Stock into shares of common stock upon the closing of a firm-commitment underwritten public offering of shares of the Company’s common stock at a price per share of not less than $4.00 which provides at least $8 million in gross proceeds to the Company and (b) reduce the conversion price of the Company’s Series D-2 Preferred Stock (shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):

Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	202,271,466	0	6,620,178	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	816,855,959	0	6,620,178	0

Proposal 7:  The voting tabulation for the failure to approve a Second Amended and Restated Certificate of Incorporation which would have integrated the then-in-effect provisions of the Company’s Amended and Restated Certificate of Incorporation and further amended those provisions by, among other things, decreasing the Company’s authorized common stock and preferred stock (shares of our common stock voted separately as a single class; shares of our Series B Preferred Stock voted as a separate class on an as-converted basis; shares of our Series C Preferred Stock voted as a separate class on an as-converted basis; shares of our Series D-1 Preferred Stock voted as a separate class on as-converted basis; shares of our Series D-2 Preferred Stock voted as a separate class on an as-converted basis; shares of all our Preferred Stock, on an as-converted basis, voted together as a single class; and shares of our common stock and shares of our Preferred Stock, on an as-converted basis, voted together as a single class):
Entitled To Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common Stock	99,829,173	1,558,476	274,458	98,658,771
Series B Preferred Stock	224,318,545	0	0	0
Series C Preferred Stock	207,471,022	0	1,420,622	0
Series D-1 Preferred Stock	287,313,644	0	0	0
Series D-2 Preferred Stock	96,319,040	0	0	0
Preferred Stock	822,055,515	0	1,420,622	0
Common Stock and Preferred Stock	921,884,688	1,558,476	1,695,080	98,658,771

Reference is made to our Definitive Proxy Statement filed on Schedule 14A, dated December 29, 2015, which we distributed to our stockholders of record beginning on January 4, 2016.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation filed with Secretary of State of the State of Delaware on January 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iSign Solutions Inc.

Date: January 22, 2016	By:	/s/ Andrea Goren

Andrea Goren
Chief Financial Officer

Exhibit Index

Exhibit	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation filed with Secretary of State of the State of Delaware on January 21, 2016.